UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 22, 2003
Date of Report
(date of earliest event reported)

SOCKET COMMUNICATIONS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-13810	94-3155066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer identification number)

37400 Central Court
Newark, CA 94560
(Address of principal executive offices, including zip code)

(510) 744-2700
(Registrant's telephone number, including area code)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 22, 2003, Socket Communications, Inc. issued a press release reporting its results for the three and nine months ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit Number	Description
----------------------------	---------------------------------------------------------------------------------------------
99.1	Text of press release, dated October 22, 2003, titled "Socket Communications Reports Record Quarterly Revenues of $5.7 Million; Company Generates Positive Cash Flow from Operations."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCKET COMMUNICATIONS, INC.
(Registrant)

Date: October 22, 2003	By:	/s/ David W. Dunlap
David W. Dunlap Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
---------------------------	-------------------------------------------------------------------------------------------------
99.1	Text of press release, dated October 22, 2003, titled "Socket Communications Reports Record Quarterly Revenues of $5.7 Million; Company Generates Positive Cash Flow from Operations."